SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2003

                             FORTUNE FINANCIAL, INC.
                             -----------------------
             (Exact Name of registrant as Specified in its Charter)

Florida                               000-6764               59-1218935
-------                               --------               ----------
(State or Other Jurisdiction          (Commission            (IRS Employer
 of Incorporation)                    File Number)           Identification No.)

                                200 Executive Way
                                    Suite 210
                        Ponte Vedra Beach, Florida 32082
                        --------------------------------
                    (Address of Principal Executive Offices)

                                 (904) 285-1747
                                 --------------
               Registrant's telephone number, including area code

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events

     As previously reported on a Form 8-K filed on March 12, 2003, Fortune Financial, Inc. ("Fortune") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the "Court") on February 28, 2003. The petition has been designated as Case Number 03-2026-3F1. Fortune continues to operate its business and manage its properties as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.

     On April 30, 2003, Fortune submitted to the Court its required Monthly Financial Report for the period from February 28, 2003 to March 28, 2003 (the "Report"). A copy of the Report as filed with the Court is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     The data and information contained in the Report is presented in a form prescribed by the Bankruptcy Code and for a period shorter or otherwise different than is required for reports filed pursuant to the Securities Exchange Act of 1934. Such information was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. The Report was not prepared for the purpose of providing a basis for an investment decision in Fortune's common or preferred stock or debt. Fortune cautions investors that an investment in any of its securities is highly speculative.

     Fortune intends to file its Plan of Reorganization of Fortune Financial, Inc. (the "Proposed Plan") and related disclosure statement with the Court. Fortune believes the existing equity securities of Fortune, including its preferred and common stock, have and will have no value and that any Chapter 11 reorganization plan approved by the Court will not provide Fortune's existing equity holders with any distributions, including any interest in the reorganized debtor. Accordingly, Fortune does not anticipate providing for any value or distribution to equity holders or any cash or debt distribution to holders of general unsecured claims in the Proposed Plan.

     Due to material uncertainties, it is not possible to predict the length of time that Fortune will operate under Chapter 11 protection, the outcome of such case, the effect of the proceedings on the business of Fortune or the potential for recovery by its creditors.

     Complete copies of Fortune's informational filings made with the Court, including the Monthly Financial Report attached as Exhibit 99.1 to this Form 8-K, are available to the public at the office of the Clerk of the Bankruptcy Court, 300 North Hogan Street, Suite 3-350, Jacksonville, Florida 32202. The main telephone number for the Clerk's office in Jacksonville is (904) 232-2852. The complete Monthly Financial Report can be ordered by calling Judicial Research and Retrieval Services, Inc. at (904) 356-9110.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

Exhibit Number           Description
--------------           -----------

99.1 Monthly Financial Report of the period from February 28, 2003 to March 28, 2003, as filed with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division, in Jacksonville, Florida on April 30, 2003, excluding exhibits.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FORTUNE FINANCIAL, INC.


Date:  May 14, 2003          By: /s/  J. JOHN WORTMAN
                                 -------------------------------
                                 J. John Wortman
                                 President and CEO

                                  EXHIBIT INDEX



Exhibit Number   Description
--------------   -----------

     99.1 Monthly Financial Report of the period from February 28, 2003 to March 28, 2003, as filed with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division, in Jacksonville, Florida on April 30, 2003, excluding exhibits.